Exhibit 99.1

Subject to Confidentiality Agreements Contains Material Non-Public Information May 19, 2017 GenOn Energy, Inc. Discussion Materials 1

Subject to Confidentiality Agreements
Contains Material Non-Public Information

GenOn Restructuring Transaction Term Sheet

- The below reflects terms of the Steering Committee supported restructuring (the "Restructuring") of GenOn Energy, Inc. ("GenOn") and GenOn Americas Generation, LLC ("GAG"), agreed to in principle with NRG Energy, Inc. ("NRG"), GenOn and GAG subject to entering into definitive documentation and necessary corporate approvals

	Amount	Steering Committee Restructuring Proposal
NRG Facility	▪ $500m committed	▪ Any drawn amounts and existing LCs are to remain outstanding for duration of Chapter 11 proceedings and replaced by an exit facility on the effective date of a Plan, and any outstanding borrowings are to be repaid at emergence
GenOn Noteholders	▪ $1,830m	▪ To receive 100% of the equity of reorganized GenOn *(pari-passu)*, which shall include any consideration from the NRG settlement (see following page for details) ▪ **Early Consent/Participation Fee:** $[75.0] million to be earned by participating GenOn holders on par + accrued interest upon signing term sheet no later than May 22, 2017 at 2:30pm ET[1] and to be paid on the effective date of the Plan. The total possible NRG settlement payment is inclusive of such amounts
GAG Noteholders	▪ $695m	▪ To receive cash in the amount of 92% of par plus accrued interest through the Petition Date ▪ Claim to increase beginning 6 months after the filing date at a 6% annual ticking fee ▪ Full Releases from GAG to GenOn Energy, Inc. ▪ **Early Consent/Participation Fee:** $[14.1] million to be earned by participating GAG holders on par + accrued interest upon signing term sheet no later than May 22, 2017 at 2:30pm ET[1] and to be paid on the effective date of the Plan. The total possible NRG settlement payment is inclusive of such amounts
New Money Exit Financing	▪ $700m	▪ **Amount:** Currently anticipated to be $700 million ▪ **Participation:** Financing fully backstopped by Steering Committee (5% fee). Certain Steering Committee members holding GAG notes and all GenOn Noteholders that execute a restructuring support agreement supporting the agreed restructuring are eligible to participate in the financing on a pro rata basis
GenOn Mid-Atlantic ("GenMA") Leases	▪ PV[2]: $597m	▪ Any settlement, cash release or other financial accommodation to be paid exclusively to GenOn – Settlement, cash release or other financial accommodation from GenMA not condition precedent to completing Restructuring
GenOn REMA ("REMA") Leases	▪ PV[2]: $342m	▪ TBD
NRG Settlement Terms		▪ In exchange for full releases from GenOn, GAG and the supporting Noteholders, NRG to provide settlement consideration of $243 million of cash, shared services as set forth on page 3, assumption of certain pension liabilities, and other consideration in varying forms (see following page for details)
Fees and Expenses		▪ GenOn shall pay all fees and expenses (including any transaction fees) of advisors to the Ad Hoc Noteholder Group (including Ducera Partners LLC, Ropes & Gray LLP, FERC Counsel, and Richards, Layton & Finger)

Notes:
(1) The deadline or conditions may be extended or waived at the discretion of GenOn
(2) Reflects present value of leases as of March 31, 2016. Based on 10% discount rate at GenMA and 9.4% discount rate at REMA
(3) All terms contained in the Restructuring transaction and NRG Settlement will be subject to definitive documentation and subject to court approval and may be modified as directed by the court

2

Subject to Confidentiality Agreements Contains Material Non-Public Information NRG Settlement Terms  The following highlights key economic terms of the proposed settlement agreed to in principle among the Steering Committee, NRG, GenOn and GAG – Cash: $243.0 million if supported by greater than 50% of GenOn Notes and greater than 50% of GAG Notes, plus an additional $18.3 million if supported by greater than 2/3rd of GenOn Notes and 2/3rd of GAG Notes Pension: NRG to indemnify GenOn for historic pension obligations(1) accrued through the effective date, including satisfaction of $13 million in annual contribution obligations for 2017 plus underfunding liability estimated at approximately $120 million Shared Services Transition: NRG to allow for transition of shared services and during such transition period NRG will continue to provide shared services as follows:  Transition services:  NRG to provide GenOn with transition services at a rate of $7 million per month during the pendency of the Chapter 11 proceedings  NRG to provide free shared services for 2 months post-emergence  NRG to provide GenOn with option for up to two, one-month extensions for transition services at a rate of $7 million per month post-emergence Shared Services Credit: NRG to provide a $27 million credit against amounts owed to NRG for Shared Services Other properties: NRG projects on GenOn and GAG property (Canal Unit 3 and Puente)  NRG and GenOn to cooperate to maximize value of such assets, including through any potential exit  Canal Unit 1 and 2 shall not be materially adversely impacted by the economic implications of Canal Unit 3 Tax Structuring: Transaction to be structured to permit NRG to take a worthless stock deduction, subject to diligence and agreement that such a deduction will not materially adversely impact tax attributes of assets or pro forma tax profile of GenOn Releases: Full releases from GenOn, GAG, Supporting Noteholders and the bankruptcy estates in favor of the NRG parties; mutually agreeable releases or indemnities with respect to GenMA and REMA – – – – – – Notes: (1)The NRG Pension Plan covers the historical pension liability of certain GenOn employees (2) All terms contained in the Restructuring transaction and NRG Settlement will be subject to definitive documentation and subject to court approval and may be modified as directed by the court 3

Subject to Confidentiality Agreements Contains Material Non-Public Information Disclaimer This Term Sheet is indicative and for discussion purposes only and does not constitute an offer to provide or accept the transactions discussed herein. The parties reserve all rights to modify this term sheet (the “Term Sheet”) in all material respects. This Term Sheet has not been approved by the board of directors of GenOn Energy, Inc. and its directly-and indirectly-owned subsidiaries (collectively, the “Companies”) or by the credit committees of the other parties. Any final agreement with respect to any such transactions, in full or in part, if reached among the parties, is subject to, among other things, full prior approval of the board of directors of the Companies and the credit committees of the other parties, satisfactory due diligence and satisfactory legal documentation. The information contained herein is subject to Federal Rule of Evidence 408 and such similar evidentiary rules, made available on a confidential basis for settlement discussion purposes only and may not be provided to any third party without the prior written consent of the Companies. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER OR A LEGALLY BINDING OBLIGATION TO BUY OR SELL, NOR DOES IT CONSTITUTE A SOLICITATION OF AN OFFER TO BUY OR SELL, ANY OF THE SECURITIES REFERRED TO HEREIN. THIS TERM SHEET DOES NOT CONSTITUTE A SOLICITATION OF THE ACCEPTANCE OR REJECTION OF ANY PLAN OF REORGANIZATION FOR PURPOSES OF SECTIONS 1125 AND 1126 OF THE BANKRUPTCY CODE. This term sheet does not include a description of all of the terms, conditions, and other provisions that are to be contained in a plan and the related definitive documentation. 4

Confidential & Proprietary GenOn Restructuring Materials May 2017 Privileged and confidential; for settlement purposes only

Disclaimer Confidential & Proprietary Any materials included herein that were prepared by the Company or its advisors were prepared as a part of advisory services to the Company only and not undertaken on behalf of or to serve the needs of any third party. These materials provide summary information only and are being delivered solely for informational purposes. No third-party may rely upon these materials for any other purpose. No representation or warranty, express or implied, can be made or is made by the Company or its advisors as to the accuracy or completeness of any information contained herein or the achievability of any forecasts or projections contained herein. These materials and the information contained herein involve numerous significant assumptions and subjective determinations that may or may not be correct. The Company and its advisors have not assumed any responsibility for independent verification of any of such information contained herein, including, but not limited to, any forecasts or projections set forth herein. It should be noted that any valuation contained herein is only an approximation, subject to uncertainties and contingencies, including market conditions, all of which are difficult to predict and beyond the control of the Company or its advisors, and thus, a valuation is not intended to be, and should not be construed in any respect as, a guaranty of value. The accompanying material does not represent an opinion as to the prices at which the Company, or any interests therein, actually would be acquired or sold. Except where otherwise indicated, these materials speak as of the date originally created and are necessarily based upon the information available to the Company or its advisors and financial, stock market and other conditions and circumstances existing and known to the Company or its advisors at that time, all of which are subject to change. Neither the Company nor its advisors have any obligation to update, bring-down, review or reaffirm these materials. Under no circumstances should the delivery of these materials imply that any information or analyses included herein would be the same if originally made as of any other date. Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past, present or future. Neither the Company or its advisors shall have any liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with these materials. 1 Privileged and confidential; for settlement purposes only

Disclaimer (cont’d) Confidential & Proprietary The summary of intercompany balances included in the following materials relies on the Company’s books and records available at the time of preparation. Although every reasonable effort was made to ensure the accuracy and completeness of the information contained herein, subsequent information or discovery may result in material changes to these schedules. As a result, inadvertent errors or omissions may exist. Receivables and payables among the Company and their affiliates that are reported herein and the listing of any amounts with respect to such receivables and payables is not, and should not be construed as, an admission of the characterization of such balances, as debt, equity, or otherwise. The Company and its agents, attorneys and financial advisors do not guarantee or warrant the accuracy or completeness of the data that is provided herein, and will not be liable for any loss or injury arising out of or caused in whole or in part by the acts, errors, or omissions, whether negligent or otherwise, in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering the information contained herein. While commercially reasonable efforts have been made to provide accurate and complete information herein, inadvertent errors or omissions may exist. The Company and its agents, attorneys and financial advisors expressly do not undertake any obligation to update, modify, revise, or re-categorize the information provided herein, or to notify any third party should the information be updated, modified, revised, or re-categorized. In no event will the Company or its agents, attorneys and financial advisors be liable to any third party for any direct, indirect, incidental, consequential, or special damages (including, but not limited to, damages arising from the disallowance of a potential claim against the Company or damages to business reputation, lost business, or lost profits), whether foreseeable or not and however caused, even if the Company or its agents, attorneys, and financial advisors are advised of the possibility of such damages. 2 Privileged and confidential; for settlement purposes only

Confidential & Proprietary 3 Privileged and confidential; for settlement purposes only Appendix III: Rest of GAG Asset Detail Appendix II: Rest of GenOn Asset Detail Appendix I: Additional Information Transaction Proposal Company Overview

Overview of GenOn Energy Operational Performance and Recent Confidential & Proprietary Company Overview Historical Net Generation (TWh)  GenOn Energy is engaged in the ownership and operation of wholesale power generation facilities; the trading of energy, capacity, and related products; and transacting in and trading of fuel and transportation services Generation facilities are comprised of 32 power plants1 across eight states, totaling approximately 15,394 megawatts (“MW”) of electricity generation capacity Scaled generation fleet operates across various fuels and technology types, operating characteristics and regional power markets 35 31   2013A 2014A 2015A 2016A Installed Capacity by Fuel Type Installed Capacity by Region Installed Capacity by Technology MISO 5% NYISO 8% CT 14% Coal 27% ISO-NE 7% T 14% Natural Gas 61% CAISO 18% PJM 62% ST 72% Oil 12% Source: Company filings 1 As of 31-Dec-2016, excluding Pittsburg, which was deactivated on 01-Jan-2017. Company Overview 4 Privileged and confidential; for settlement purposes only Total: 15.4 GW Net GenerationCapacity Revenues as % of Gross Margin 54% 30 62% 60% 26 55%

Summary Organizational Structure

GenOn

Confidential & Proprietary

NRG Energy

GenOn Energy, Inc. (15,394 MW)

Intercompany Secured Revolver[1]	$125
7.875% Unsecured Notes, due 2017	691
9.500% Unsecured Notes, due 2018	649
9.875% Unsecured Notes, due 2020	490
Total Debt	**$1,955**
GenOn Cash Balance (excluding GenOn Mid-Atlantic and REMA)	$498
Trapped Cash Balance[2]	387
GenOn Consolidated Cash Balance	**$885**

Subject to restricted payments test

FCCR Test 1.7x[3]

GenOn Energy Holdings

REMA (2,300 MW)

Capital Leases	$2
Operating Leases[4]	342
Consolidated Cash Balance	**$82**

Asset	MW	ISO	COD
Blossburg	19	PJM	1971
Conemaugh[4]	282	PJM	1970-1971
Gilbert	438	PJM	1974-1996
Hamilton	20	PJM	1971
Hunterstown CT	60	PJM	1971
Keystone[4]	285	PJM	1967-1968
Mountain	40	PJM	1972
Ortanna	20	PJM	1971
Portland	169	PJM	1967-1997
Sayreville	217	PJM	1972-1973
Shawnee	20	PJM	1972
Shawville[4]	603	PJM	1954-1966
Titus	31	PJM	1967-1970
Tolna	39	PJM	1972
Warren	57	PJM	1972

No Restricted Payments Test

GenOn Americas Generation ("GAG") (6,878 MW)

8.500% Senior Unsecured Notes, due 2021	$366
9.125% Senior Unsecured Notes, due 2031	329
Total Debt	**$695**

FCCR Test 1.7x[3]

GenOn Mid-Atlantic (4,605 MW) ("GenMA")

Operating Leases[4]	$597
Consolidated Cash Balance	**$305**

Asset	MW	ISO	COD
Chalk Point	2,279	PJM	1964-1991
Dickerson[4]	849	PJM	1959-1992
Morgantown[4]	1,477	PJM	1970-1973

GenOn Americas Generation excluding GenMA ("Rest of GAG") (2,273 MW)

Asset	MW	ISO	COD
Bowline	1,147	NYISO	1972-1974
Canal	1,112	ISONE	1968-1976
Martha's Vineyard	14	ISONE	969-1975

Rest of GenOn (6,216 MW)

Vendor Financing (Hunterstown + Choctaw)[5]	$95

Asset	MW	ISO	COD
Avon Lake	659	PJM	1968-1970
Brunot Island	259	PJM	1972-1974
Cheswick	565	PJM	1970
Choctaw	800	MISO	2003
Ellwood	54	CAISO	1974
Etiwanda	640	CAISO	1963
Hunterstown CCGT	810	PJM	2003
Mandalay	560	CAISO	1959-1970
New Castle	328	PJM	1952-1968
Niles	25	PJM	1972
Ormond Beach	1,516	CAISO	1971-1973

Note: US$ in millions. Cash and Debt amounts as of 31-Mar-2017. Total debt of GenOn and GenOn Americas Generation excludes premiums of $69mm and $48mm, respectively. [1] As of 31-Mar-2017, $161mm of letters of credit and $125mm of cash borrowings were outstanding under the Intercompany Secured Revolver. [2] Trapped cash represents $305mm and $82mm of cash held by GenOn Mid-Atlantic and REMA, respectively (as of 31-Mar-2017, GenMA and REMA were not in compliance with the requirements under their respective leases, and therefore have not been able to make distributions of cash and certain other restricted payments to GenOn Energy). [3] The Company did not pass the FCCR test as of 31-Mar-2017. [4] Represents GenOn's leased assets. Present value of REMA and GenMA leases based on GenOn's estimated discount rate of 9.4% and 10.0%, respectively. [5] Represents Long Term Service Agreements, which are accounted for as a debt financing liability in accordance with GAAP.

Company Overview

Privileged and confidential; for settlement purposes only

5

GenOn Generation Portfolio

Asset Summary | Total Capacity of 15,394 MW

GenOn

Confidential & Proprietary



ISO-NE
NYISO
MISO
PJM
CAISO
25
26
28
27
31
ISO-NE
29
30
NYISO
32
24
PJM
16
23
14
8
13
5
20
9
7
10
6
19
12
11
17
21
22
15
4
18
3
1
2

Portfolio Snapshot	
No. of Facilities	32
Capacity	15,394 MW

ISO		Asset	COD	Technology	Fuel Type	Capacity (MW)[1]
PJM	1	Chalk Point	1964-1991	ST/CT	Gas/Coal/Oil	2,279
	2	Morgantown	1970-1973	ST/CT	Coal/Oil	1,477
	3	Dickerson	1959-1992	ST/CT	Gas/Coal/Oil	849
	4	Hunterstown CCGT	2003	CCGT	Gas	810
	5	Avon Lake	1968-1970	ST/CT	Coal/Oil	659
	6	Shawville	1954-1966	ST/CT	Gas/Oil	603
	7	Cheswick	1970	ST	Coal	565
	8	Gilbert	1974-1996	CCGT	Gas	438
	9	New Castle	1952-1968	ST/CT	Gas/Oil	328
	10	Keystone	1967-1968	ST/CT	Coal/Oil	285
	11	Conemaugh	1970-1971	ST/CT	Coal/Oil	282
	12	Brunot Island	1972-1974	CCGT/CT	Oil/Gas	259
	13	Sayreville	1972-1973	CT	Gas	217
	14	Portland	1967-1997	CT	Oil	169
	15	Hunterstown CT	1971	CT	Gas	60
	16	Warren	1972	CT	Gas	57
	17	Mountain	1972	CT	Oil	40

ISO		Asset	COD	Technology	Fuel Type	Capacity (MW)[1]
PJM (Cont'd)	18	Tolna	1972	CT	Oil	39
	19	Titus	1967-1970	CT	Oil	31
	20	Niles	1972	CT	Oil	25
	21	Hamilton	1971	CT	Oil	20
	22	Orrtanna	1971	CT	Oil	20
	23	Shawnee	1972	CT	Oil	20
	24	Blossburg	1971	CT	Gas	19
CAISO	25	Ormond	1971-1973	ST	Gas	1,516
	26	Etiwanda	1963	ST	Gas	640
	27	Mandalay	1959-1970	ST	Gas	560
	28	Ellwood	1974	CT	Gas	54
ISO-NE	29	Canal	1968-1976	ST	Oil/Gas	1,112
	30	Martha's Vineyard	1969-1975	CT	Oil	14
MISO	31	Choctaw	2003	CCGT	Gas	800
NY-ISO	32	Bowline	1972-1974	ST	Gas	1,147

Source: Company filings

[1] Generation capacity as of 31-Dec-2016, excluding Pittsburg which was deactivated on 01-Jan-2017.

Company Overview

Privileged and confidential; for settlement purposes only

6

GenOn Generation Portfolio (cont’d) Confidential & Proprietary Asset Summary | Total Capacity of 15,394 MW GenOn Represents Diversified Portfolio of Assets by Both Geography and Fuel Mix… % 2016A Generation by Fuel Type1 Natural Gas 49% Coal 51% … With Considerable Scale (GW) Relative to Top U.S. Merchant Portfolios2 34 31 27 12 Source: Company filings, EIA 1 Oil represents 0.3% of 2016 Generation by fuel type, as indicated by the light blue circles on the map. 2 Unnamed competitors represent top-9 U.S. merchant portfolios as ranked by capacity. Chart excludes NRG Energy Inc. from top-9 competitors. Company Overview 7 Privileged and confidential; for settlement purposes only 15 1414 171616 CompetitorCompetitorCompetitorCompetitorCompetitorCompetitor 123456 CompetitorCompetitorCompetitor 789 2016A Total: 26 TWh

Overview of Key Operating Assets in Rest of Confidential & Proprietary GenOn and Rest of GAG Key Operating Units 29 32 9 7 5 12 4 31 Source: Company data Note: Operating statistics represent approximations of actual results. Average net heat rate shown in btu/kWh. Net Generation shown in MWh.¹ Unit 1 which is in forced outage which is expected to return to service in Dec-2017. Company Overview 8 Privileged and confidential; for settlement purposes only 9New Castle Units 3-5 Location: West Pittsburg, PA COD: 1952-1964 Size: 325 MW 201420152016 Net Generation300300800 Net Capacity Factor 10% - 15% 10% - 15% 25% - 30% Avg. Net Heat Rate11,20011,20011,300 5Avon Lake Unit 9 Location: Avon Lake, OH COD: 1970 Size: 638 MW 201420152016 Net Generation2,1002,7001,100 Net Capacity Factor 35% - 40% 45% - 50% 15% - 20% Avg. Net Heat Rate10,1009,70010,200 7Cheswick Unit 1 Location: Springdale, PA COD: 1970 Size: 565 MW 201420152016 Net Generation2,9001,9002,000 Net Capacity Factor 55% - 60% 35% - 40% 35% - 40% Avg. Net Heat Rate10,50011,10010,800 12Brunot Island CCGT Location: Brunot Island, PA COD: 1973-1974 Size: 244 MW 201420152016 Net Generation4010050 Net Capacity Factor<5%<5%<5% Avg. Net Heat Rate13,60011,20012,000 29Canal Units 1-2 Location: Sandwich, MA COD: 1968-1976 Size: 1,112 MW 201420152016 Net Generation40030050 Net Capacity Factor<5%<5%<5% Avg. Net Heat Rate10,70011,10014,700 31Choctaw CCGT¹ Location: French Camp, MS COD: 2003 Size: 800 MW 201420152016 Net Generation2,9003,5003,300 Net Capacity Factor 50% - 55% 60% - 65% 55% - 60% Avg. Net Heat Rate7,3007,2007,200 32Bowline Units 1-2 Location: West Haverstraw, NY COD: 1972-1974 Size: 1,142 MW 201420152016 Net Generation1,5001,5001,400 Net Capacity Factor 20% - 25% 15% - 20% 10% - 15% Avg. Net Heat Rate11,10010,80010,900 4Hunterstown CCGT Location: Gettysburg, PA COD: 2003 Size: 810 MW 201420152016 Net Generation3,8005,1004,600 Net Capacity Factor 50% - 55% 70% - 75% 60% - 65% Avg. Net Heat Rate7,1007,1007,100

Sustained Focus on GenOn Portfolio Rationalization

GenOn

Confidential & Proprietary

GenOn has rebalanced its portfolio by retiring uneconomic coal plants and converting to gas-fired generation where economical

Coal-Related Optimization Initiatives

Retired Coal Plants	Location	Capacity	Date of Retirement	Driver
Avon Lake Unit 7	PA	94	Apr-16	MATS
Portland Units 1 and 2	PA	401	Dec-15	Cumulative effect of environmental regulations
Titus Coal Units	PA	245	Sep-13	MATS
Niles Unit 1	OH	110	Oct-12	MATS and Market Conditions
Elrama Unit 4	PA	170	Oct-12	MATS and Market Conditions
Niles Unit 2	OH	110	Jun-12	MATS and Market Conditions
Elrama Units 1 and 3	PA	290	Jun-12	MATS and Market Conditions
Total		**1,420**		
Coal Plants Conversions	**Location**	**Capacity**	**Return to Service**	**Driver**
Shawville	PA	597	Dec-16 [1]	Cumulative effect of environmental regulations
New Castle	PA	328	May-16	MATS
Total		**925**		

Installed Capacity by Fuel Mix (2016A)


Coal
27%
Natural
Gas
61%
Oil
12%

Commentary

- GenOn has prioritized optimizing its generation portfolio through a number of coal retirements and conversions to gas-fired generation
  - Shawville and New Castle conversions extended the useful lives of two plants that were otherwise scheduled to retire
- Post-asset retirements and conversions, strong natural gas exposure
  - Resulting portfolio more closely aligned with current environmental trends

Source: Company filings

Note: Fuel mix excludes Pittsburg, which was deactivated on 01-Jan-2017.

[1] Units 1-3 returned to service in Dec-2016, and Unit 4 returned to service in Jan-2017.

Company Overview

Privileged and confidential; for settlement purposes only

9

Regional ISO and RTO Capacity Market Update

GenOn

Confidential & Proprietary



ISO-NE
NYISO
MISO
PJM

ISO-NE

- Three-year forward capacity market with pay-for-performance rules incentivizing generator reliability; similar to PJM
- Recent regulation has been supportive of generation resources, including the introduction of a sloping demand curve in the Forward Capacity Auction ("FCA")
- GenOn cleared 1,112 MW at $5.297 kW-month in 2020/2021 auction, providing expected annual capacity revenues of $71mm

FCA Clearing Price ($ / kW-month)



$9.55
$7.03
$5.30
2018/19
2019/20
2020/21

MISO

- One-year forward capacity market
- Constructive capacity auction proposals are under consideration but have thus far been limited to select portions of Northern MISO
  - FERC rejected MISO's 3-year forward capacity auction proposal in Feb-2017; MISO continues to explore alternatives for market redesign

MISO South Capacity Prices ($ / MW-day)



$3.29
$2.99
$1.50
2015/16
2016/17
2017/18

PJM

- Attractive U.S. market, with 3-year forward auction providing stable revenue stream
- GenOn cleared approximately 6,766 MW of Capacity Performance ("CP") product and 305 MW of Base Capacity product in the 2019/2020 base residual auction
  - Expected capacity revenues from the 2019/2020 auction are approximately $260mm

PJM-MAAC Capacity Prices ($ / MW-day)



$120
$152
$150
$165
$80
$100
2017/18
2018/19
2019/20[1]
Base Product
Capacity Performance

NYISO

- Short-term capacity market, with pricing set up to six months in advance
- Bifurcated capacity pricing for downstate markets (LHV, NYC, Long Island) vs. rest-of-state ("ROS")
- Upward pressure on future capacity prices due to upcoming retirement of Indian Point Units 2 and 3 in 2021, which will reduce power supply by ~2,000 MW, or 25% of power consumed by NYC and Westchester County

NYISO Zone G Prices ($ / kW-month)



$9.96
$5.90
$8.50
$3.73
$8.25
$3.50
2014/15
2015/16
2016/17
Summer
Winter

Source: Company filings, S&P Global Market Intelligence, FERC

[1] EMAAC base capacity clearing price of $99.77 MW-day on capacity of 103 MW for 2019/2020 delivery year.

Company Overview

Privileged and confidential; for settlement purposes only

10

GenOn’s Exposure to Deregulated Power Market Confidential & Proprietary Ten Largest Competitive Generation Portfolios in PJM (GW)1 Tightening Reserve Margins in PJM 35.0% 21.2 30.0% 25.0% 13.5 20.0% 15.0% 10.0% 2016E 2018E 2020E 2022E 2024E 2026E Source: Company filings, PJM, S&P Global Market Intelligence ¹ Unnamed competitors represent top-9 merchant portfolios in PJM as ranked by total capacity. Company Overview 11 Privileged and confidential; for settlement purposes only Target Reserve Margin 16.6% Actual Reserve Margin 19.4% 9.5 7.5 11.611.2 9.8 5.04.9 2.5 Comp. Comp. Comp. Comp. Comp. 12345 Comp. Comp. Comp. Comp. 6789

GenOn's Exposure to Deregulated Power Market (cont'd)

GenOn

Confidential & Proprietary

PJM is characterized by strong, improving fundamentals and a regulatory framework supportive of competitive generators

Largest Deregulated Energy and Capacity Market

- PJM is the nation's largest electricity market, spanning across the Mid-Atlantic region and extending west out to Illinois
  - Procures capacity from generation and demand response resources through competitive forward auction process, and also procures energy and ancillary services through day-ahead and real-time markets
- Fundamentals in PJM are driven by significant capacity retirements (mostly coal) in the last five years, resulting in a shifting supply stack expected to favor existing generation assets
- Imports into PJM are facing headwinds, which may eliminate some low priced resources from the capacity auction and further support capacity prices

Projected Supply and Demand in PJM



15.0
10.0
5.0
0.0
GW
25%
20%
15%
10%
5%
0%
2012
2013
2014
2015
2016
2017
2018
2019
Retirements
Gas Additions
BRA Reserve Margin Less DR
Target Reserve Margin
BRA Reserve Margin

Well Established Medium-Term Capacity Market

- PJM's capacity market, called the Reliability Pricing Model ("RPM"), was implemented to ensure long-term grid reliability by procuring the appropriate amount of power supply resources to meet market demand
  - Consists of Base Residual Auction ("BRA") and three incremental auctions for a delivery year
- Forward capacity pricing clears three years in advance allowing for strong, stable cash flow visibility
  - Next BRA will be 100% Capacity Performance, putting pressure on previously cleared Base Product MWs to include adequate premiums for Base to CP risk

PJM Auction Results for GenOn Portfolio[1]



10,000
8,000
6,000
4,000
2,000
0
MW
$250
$200
$150
$100
$50
0
$/MW-Day
8,768
7,936
7,071
$152
$165
$100
5,439
7,522
6,766
3,329
414
305
2017/18
2018/19
2019/20
Base Product Total
CP Product Total
RTO/MAAC[2]

PJM Capacity Revenues	$452mm	$489mm	$260mm

Source: Company filings, PJM, Data as of 31-Mar-2017
[1] Excludes Aurora and Rockford.
[2] Represents capacity performance product clears.

Company Overview

Privileged and confidential; for settlement purposes only

12

Financial Forecast Methodology Confidential & Proprietary  2017 through 2021 based on input from various groups within the Company’s operations and financial planning & analysis functions as well as third party pricing assumptions1 (adjusted where appropriate in order to reflect market and operating specific factors associated with the generation fleet). Plant budgeting process considers a multitude of factors, with adjustments for plant configuration, age, equipment, number of units, service hour forecast and generation forecasts. While working through the budgeting process, plant leadership takes into consideration items including (but not limited to): — Headcount needed to operate the facility — VOM for consumables (water & chemicals), number of start times and running environmental back-end systems control — Base O&M to support forecasted generation — Outage timing (based on prior maintenance cycle and forecasted service hours) — Environmental and regulatory changes  The projections presented herein are consistent with the business plan provided to the bondholder advisors 1 As of December 2016. Company Overview 13 Privileged and confidential; for settlement purposes only

Summary Financial Forecast Rest of GenOn and Rest of GAG (US$ in millions) by Entity Confidential & Proprietary Key Metrics Buildup by Operating Entity $263 $195 $4 $46 $5 $2 Rest of GenOn $48 $32 $49 $31 $41 $3 ¹ Hedge results based on difference between actual hedge price and forward curve. Company Overview 14 Privileged and confidential; for settlement purposes only Capex 2017E2018E2019E2020E2021E $51$48$49 $3 Rest of GAG316––5 Total Capex$51$48$49$31$46 2017E2018E2019E2020E2021E MaintenanceEnvironmentalGrowth $6 $2 $7 $31 $43 $43 $41 $40 $5 $26 Total Adjusted EBITDA$150$263$219$195$300 EBITDA $3002017E2018E2019E2020E2021E Rest of GenOn$89$178$131$135$176 Rest of GAG571019060124 Open EBITDA$146$279$221$195$300 Hedges¹4(16)(2)–– $(16)$(2) 2017E2018E2019E2020E2021E EBITDAHedges $300 $150 $279 $219 $221 $195 $146

Confidential & Proprietary 18 Privileged and confidential; for settlement purposes only Appendix III: Rest of GAG Asset Detail Appendix II: Rest of GenOn Asset Detail Appendix I: Additional Information Transaction Proposal Company Overview

Confidential & Proprietary

Intercompany Figures

As of 31-Mar-2017 | US$ in million

- The following tables set forth certain outstanding intercompany balances as of March 31, 2017
  - The following information has been derived from the Company's unaudited condensed consolidated financial statements
  - Receivable balances are reflected on a gross basis and do not factor in intercompany payables which would be considered an offset for financial reporting purposes in accordance with U.S. GAAP
- Positive entry indicates the entity in the row owes the entity in the column
- Negative entry indicates the entity in the column owes the entity in the row
- *Example:* Positive $500mm entry in the Note Receivable matrix indicates the RoG "row" owes the GEI "column" $500mm
  - As a result, GEI has a note receivable from RoG for $500mm

Legend:

- **RoG:** Rest of GenOn
- **GEH:** GenOn Energy Holdings
- **GEI:** GenOn Energy Inc.
- **REMA:** NRG REMA LLC
- **GAG:** GenOn Americas Generation LLC
- **GEM:** GenOn Energy Management LLC
- **GMA:** GenOn Mid-Atlantic
- **RoGAG:** Rest of GenOn Americas Generation

Accounts Receivable

	RoG	GEH	GEI	REMA	GAG	GEM	GMA	RoGAG
RoG	33	0	44	-	-	13	3	1
GEH	5	-	-	-	-	0	-	0
GEI	0	-	-	0	-	-	1	-
REMA	738	-	10	792	-	39	0	-
GAG	-	0	-	-	-	-	-	-
GEM	53	-	1	20	-	-	32	58
GMA	20	-	1	0	0	27	50	-
RoGAG	9	5	0	0	0	1	-	0

Accounts Payable

	RoG	GEH	GEI	REMA	GAG	GEM	GMA	RoGAG
RoG	(33)	(5)	(0)	(738)	-	(53)	(20)	(9)
GEH	(0)	-	-	-	(0)	-	-	(3)
GEI	(44)	-	-	(0)	-	(1)	(1)	(0)
REMA	-	-	(1)	(792)	-	(20)	(0)	(0)
GAG	-	-	-	-	-	-	(0)	(0)
GEM	(14)	(0)	-	(38)	-	-	(27)	(1)
GMA	(3)	-	(1)	(0)	(0)	(32)	(50)	-
RoGAG	(1)	(2)	-	-	-	(58)	-	(0)

Cash Mgmt. Receivable

	RoG	GEH	GEI	REMA	GAG	GEM	GMA	RoGAG
RoG	-	49	91	-	-	-	-	-
GEH	0	-	-	-	-	247	-	137
GEI	53	395	-	-	-	-	-	-
REMA	-	-	-	24	-	-	-	-
GAG	-	327	-	-	-	-	-	54
GEM	-	-	-	-	310	-	-	-
GMA	-	-	-	-	-	-	303	-
RoGAG	-	32	-	-	48	-	-	-

Cash Mgmt. Payable

	RoG	GEH	GEI	REMA	GAG	GEM	GMA	RoGAG
RoG	(0)	(0)	(53)	-	-	-	-	-
GEH	(49)	-	(395)	-	(327)	-	-	(32)
GEI	(91)	-	-	-	-	-	-	-
REMA	-	-	-	(24)	-	-	-	-
GAG	-	-	-	-	-	(310)	-	(48)
GEM	-	(247)	-	-	-	-	-	-
GMA	-	-	-	-	-	-	(303)	-
RoGAG	-	(137)	-	-	(54)	-	-	-

Notes Receivable

	RoG	GEH	GEI	REMA	GAG	GEM	GMA	RoGAG
RoG	2	-	500	-	-	-	-	-
GEH	-	-	-	-	-	216	-	194
GEI	10	-	-	-	-	-	-	-
REMA	544	-	-	-	-	-	-	-
GAG	-	11	-	-	-	-	-	-
GEM	-	-	-	-	-	-	-	-
GMA	-	-	125	-	-	-	-	-
RoGAG	-	85	-	-	-	-	-	-

Notes Payable

	RoG	GEH	GEI	REMA	GAG	GEM	GMA	RoGAG
RoG	(2)	-	(10)	(544)	-	-	-	-
GEH	-	-	-	-	(11)	-	-	(85)
GEI	(500)	-	-	-	-	-	(125)	-
REMA	-	-	-	-	-	-	-	-
GAG	-	-	-	-	-	-	-	-
GEM	-	(216)	-	-	-	-	-	-
GMA	-	-	-	-	-	-	-	-
RoGAG	-	(194)	-	-	-	-	-	-

Interest Receivable

	RoG	GEH	GEI	REMA	GAG	GEM	GMA	RoGAG
RoG	31	-	0	0	-	-	-	-
GEH	-	-	-	-	-	-	-	-
GEI	-	-	-	-	-	-	-	-
REMA	511	-	0	-	-	2	-	-
GAG	-	-	-	-	-	-	-	-
GEM	-	-	-	-	-	-	-	-
GMA	-	-	-	-	-	-	-	-
RoGAG	-	-	-	-	-	-	-	-

Interest Payable

	RoG	GEH	GEI	REMA	GAG	GEM	GMA	RoGAG
RoG	(30)	-	(1)	(511)	-	-	-	-
GEH	-	-	-	-	-	-	-	-
GEI	(0)	-	-	(0)	-	-	-	-
REMA	(0)	-	-	-	-	-	-	-
GAG	-	-	-	-	-	-	-	-
GEM	-	-	-	(2)	-	-	-	-
GMA	-	-	-	-	-	-	-	-
RoGAG	-	-	-	-	-	-	-	-

Note: The $125 million amount for notes receivable owed from GenOn Mid-Atlantic to GenOn Energy Inc. is related to the draw on the Intercompany Secured Revolver and is presented in its own account to the Company's financial statements.

Additional Information

Privileged and confidential; for settlement purposes only

19

GenOn Energy Management Confidential & Proprietary GenOn Energy Management Overview  GenOn Energy Management (“GEM”) is the primary market facing entity for GenOn portfolio of entities/assets. GEM is a wholly owned subsidiary of GenOn Americas Generation LLC and ultimately GenOn Energy, Inc. In general, GEM transacts on behalf of, and is the commercial operations market facing entity, for most GenOn entities/asset’s congestion products, capacity transactions, and physical power sales into the electricity market’s independent system operators (ISO’s). Historically, GEM has also been the primary market facing entity for futures contracts and financial asset hedges via the various energy exchanges. In general, most fuel purchases (such as oil, natural gas, and coal) are procured through NRG Power Marketing LLC for GenOn assets.    For revenue and cost recognition purposes, there are intercompany ledger and commercial trade book transactions between GEM, PML, and the ultimate GenOn asset or reporting entity. These internal transactions are governed by various service agreements (power sale, fuel supply and service agreements etc.). Typically, gross margin and cash activity follows a similar path through GEM (at cost), to the appropriate GenOn entity / asset. Additional Information 20 Privileged and confidential; for settlement purposes only

Power Marketing International Gulf Coast East West Other Equipment Supply Company-Corporate Corporate Reporting En Human Resources-Corporate Shared-East Corps/LLCs Trusts Partnerships Holdings, Inc. 51% International LLC York GP, Inc. .8% (LP) .02% (GP) Construction Limited Power Plants: hannelview LP Power LLC Pipeline Company Power Plants: Power Plant: Road LLC Note: NRG ECA Pipeline LLC entity represents pipeline constructed in connection with the Shawville lease facility, a REMA asset. 21 Additional Information Privileged and confidential; for settlement purposes only NRG ENERGY, INC. tity-Corporate and Gulf GenOn Energy, Inc. Energy Corporation of America (not an NRG sub) GenOn Energy RRI Energy Solutions East, LLC RRI Energy Ventures, Inc. RRI Energy Trading Exchange, Inc. RRI Energy Communications, Inc. RRI Energy Broadband, Inc. 49 % NRG ECA Pipeline LLC MC Asset Recovery, LLC Mirant Trust I NRG Americas, Inc. Mirant Intellectual Asset Management and Marketing, LLC Mirant Investments, Inc. GenOn Capital Inc. NRG Power Generation LLC GenOn Energy Services, LLC Mirant Asia-Pacific Ventures, LLC GenOn Fund 2001 NRG Sabine (Delaware), Inc. NRG Sabine (Texas), Inc. NRG Northeast Holdings, Inc. NRG Wholesale Generation GP LLC GenOn Asset Management, LLC NRG Power Generation Assets LLC GenOn Power Operating Services MidWest, Inc. Mirant AP Investments Limited 6.4% Orion Power New York LP, LLC Orion Power New 99 NRG Northeast Generation, Inc. 1% (G P) 99% (LP) NRG Florida GP, LLC NRG California South GP LLC NRG Power Midwest GP LLC NRG Wholesale Generation LP Power Plants: Choctaw (MI) Hunterstown CCGT (PA) Mirant Navotas Corporation Mirant (Navotas II) Corporation Mirant Asia Pacific (Hong Kong) Limited 1% (GP)99% RRI Energy Channelview (Delaware) LLC RRI Energy Channelview (Texas) LLC (LP)1% (GP)99% (LP)1% (GP)99% (LP) 99% (LP) RRI Energy 1% ( NRG Florida LP Power Plant: Osceola (FL) retired NRG Power Midwest LP Power Plants: Avon Lake (OH) Brunot Island (PA) Cheswick (PA) New Castle (PA) Niles (OH) Orion Power New York, L.P. GP) NRG REMA LLC Shawville (PA) Conemaugh (PA) Keystone (PA) Hunterstown CT (PA) Gilbert (NJ) Sayreville (NJ) Warren (PA) Mountain (PA) Tolna (PA) Blossburg (PA) Hamilton (PA) Orrtanna (PA) Shawnee (PA) Titus (PA) Glen Gardner (NJ) Portland (PA) Werner (NJ) C GenOn Key/Con Fuels, LLC GenOn Americas Procurement, Inc. NRG Willow Pass LLC NRG Tank Farm LLC GenOn Americas Generation, LLC Mirant New York Services, LLC GenOn Mid-Atlantic Development, LLC Mirant Power Purchase, LLC Mirant Wrightsville Management, Inc. Mirant Wrightsville Investments, Inc. RRI Energy Services, LLC Keystone (see NRG Domestic Org Chart) 16. 45%16.6 7% NRG North America LLC RRI Energy Services Desert Basin, LLC RRI Energy Services Channelview, LLC 3.7 % GenOn REMA Services, Inc. GenOn Northeast Management Company NRG Clearfield LLC Cone Fuels maughKeystone , LLCFuels, LLC NRG California North LLC MNA Finance Corp. GenOn Energy Management, LLC NRG New York LLC NRG Canal LLC Power Plants: Canal (MA) Martha’s Vineyard (MA) GenOn Special Procurement, Inc. GenOn Mid-Atlantic, LLC Morgantown (MD) Dickerson (MD) NRG Lovett Development I LLC NRG Lovett LLC (Power Plant) NRG Bowline LLC Power Plant: Bowline (NY) Hudson Valley Gas Corporation NRG Potrero LLC (Power Plant) NRG Delta LLC Pittsburg (CA) NRG Piney Point LLC (Power Plant) NRG Chalk Point LLC Power Plant: Chalk Point (MD) NRG MD Ash Management LLC (Power Plant) NRG Gibbons NRG Potomac River LLC (Power Plant) Conemaugh Power LLC (see NRG Domestic Org Chart) 3.7 2% NRG California South LP Power Plants: Ellwood (CA) Ettiwanda (CA) Mandalay (CA) Ormond Beach (CA) Coolwater (CA) retired NRG San Gabriel Power Generation LLC (Power Plant) Cheng Power Systems, Inc. GENON ENERGY, INC. STRUCTURE CONFIDENTIAL-Legal Working File As of 3/31/2017

NOLs and Section 382 Overview
(US$ in millions)

GenOn

Confidential & Proprietary



$ 7,014
$ (717)
$ 6,297
$ (5,049)
Based on IRC §382 limitation ($62.4 mm x 20 years)
$ 1,248
$ (492)
Based on IRC §382 limitation (~$1.8bn of debt converted to equity over 20 years at 2.09%)
$ 756
~$5.5bn of NOLs not usable at GenOn due to past and new §382 limits in all scenarios
NOL Carryforwards
CODI Reduction
Gross NOL
Unusable Based on §382 Limit
Usable NOL
Unusable Based on New §382 Limit
New §382 Limit Under §382(1)(6)
Total GenOn NOL under §382(1)(6)

Additional Information

Privileged and confidential; for settlement purposes only

22

Plant Financial Confidential & Proprietary Emission Credits (actual, not $) Book Value ARO (GAAP) Env. Liab. (GAAP) NBV Land NBV PP&E CA Carbon NOX Ozone CA Carbon NOX Ozone Legal Entity Assets RGGI RGGI NRG California South LP NRG California South LP NRG California South LP Mandalay Coolwater Ellwood (7.07) (15.47) - - (1.65) - 8.59 0.33 0.81 - - 1.30 N/A N/A N/A 197,824 N/A N/A N/A N/A N/A N/A N/A N/A $ 2,577,650 N/A N/A N/A N/A N/A NRG Canal LLC NRG Delta LLC NRG Delta LLC Canal 1 & 2 Pittsburg Contra Costa (4.44) (36.56) (16.37) - - - 3.51 40.02 10.46 38.38 - - 170,170 N/A N/A N/A 171,141 N/A N/A N/A N/A $ 714,437 N/A N/A N/A $ 2,229,977 N/A N/A N/A N/A Consolidated Env. Liability REMA GenMA Rest of GAG Rest of GenOn 6 53 2 13 Additional Information 23 Privileged and confidential; for settlement purposes only Total $ 73 Total Rest of GAG (57.37) - 53.99 38.38 Total Rest of GenOn (22.53) (1.65) 9.73 1.30

Confidential & Proprietary 24 Privileged and confidential; for settlement purposes only Appendix III: Rest of GAG Asset Detail Appendix II: Rest of GenOn Asset Detail Appendix I: Additional Information Transaction Proposal Company Overview

Confidential & Proprietary

Avon Lake

638 MW Coal-Fired Baseload & 21 MW Oil-Fired Peaker in Ohio


33570 Lake Road
Avon Lake, OH 44012


Avon Lake
Cleveland
Pittsburgh
Columbus
Dayton
Cleveland Electric Illuminating Co.
Dominion Resources
PJM (ATSI)

Facility Overview		
Location	Avon Lake, OH	
Property Size	124 acres	
Plant Capacity	659 MW	
	Unit 9	Unit 10
Status[1]	Operational	Operational
COD	Jan 1970	Jan 1968
ICAP Rating (MW) Summer	638 615	21 25
Heat Rate (Btu/kWh)[2]	9,663	–
2015 / 2016 Capacity Factor	48.5% / 19.8%	0.0% / 0.0%
Technology	ST / Supercritical	Simple Cycle CT
Equipment	B&W / Westinghouse (boiler / turbine)	Westinghouse (turbine)
Fuel Type	Western Bituminous Coal	Distillate Fuel Oil
Fuel Delivery	Rail	Truck
Region	PJM (ATSI)	
Electric Interconnection	Cleveland Electric Illuminating Co. (FirstEnergy Corp.) (Units 7, 10: 138 kV; Unit 9: 345 kV)	
Water Supply / Discharge	Lake Erie	
Employees[3]	71	
HCl/SO_2	DSI system	
NO_x	LNB, OFA, SNCR	
Mercury	ESP, ACI system	
Particulate	ESP	

[1] Unit 7 retired in April 2016 and converted to Aux Boiler for Unit 9 start-up as part of Coal MATS Compliance project.
[2] Unit 9 heat rate modeled at lower load level per normal operations.
[3] Headcount as of 15-Mar-2017.

Rest of GenOn Asset Detail

Privileged and confidential; for settlement purposes only

25

Brunot Island

244 MW Combined Cycle & 15 MW Oil-Fired Peaker in Pennsylvania

GenOn

Confidential & Proprietary


1424 Chateau Street, P.O. Box 99907
Pittsburgh, PA 15233


Brunot Island
Pittsburgh
Harrisburg
New York
Trenton
Philadelphia
Baltimore
Washington DC
Duquesne Light Co.
PJM (RTO)

Facility Overview		
Location	Brunot Island ~2 miles from downtown Pittsburgh, PA	
Property Size	129 acre island in Ohio River owned by GenOn (also a Duquesne Light substation on island)	
Plant Capacity	259 MW	
	3 x 1 CCGT	**Unit 1A**
Status[1]	■ Operational	■ Operational
COD	■ Jun 1973 (CT) ■ Jul 1974 (ST)	■ Mar 1972
Summer Net Capacity (MW)[2] Without duct burners	■ 244 ■ 195	■ 15
Heat Rate (Btu/kWh)[3] Without duct burners	■ 10,125 ■ 9,800	■ 15,930
2015 / 2016 Capacity Factor	■ 4.6% / 2.4%	■ 0.0% / 0.0%
Technology	■ Foster Wheeler (HRSG) ■ GE Frame 7E (turbines) ■ GE STG	■ GE Frame 5B
Equipment	■ 3 - CCGT: Units 2A, 2B, 3 ■ 1 - STG: Unit 4	■ SCCT on site for blackstart
Fuel Type	■ Natural Gas	■ Distillate Fuel Oil
Fuel Delivery	■ LDC lateral	■ Guttman Energy
Region	PJM (RTO)	
Electric Interconnection	Duquesne Light Co. (Units 1A, 3, 4 at 138 kV; Unit 2A, 2B at 69 kV)	
Gas Interconnection	People's Gas LDC connection - lateral ultimately connects to Equitrans Interstate pipeline	
Water Supply / Discharge	Ohio River	
Employees[4]	12	
Environmental Controls	■ SCR on CCGTs installed in 2002	

[1] SCCT Units 1B & 1C (30 MW in aggregate) retired in May 2014.
[2] Winter Capacity: 260 MW (CCGT), 210 MW without duct burners; 20 MW (Unit 1A). Seasonal Average Capacity: 250 MW (CCGT), 200 MW without duct burners; 217 MW (Unit 1A).
[3] Heat rate at full load.
[4] Headcount as of 15-Mar-2017.

Rest of GenOn Asset Detail

Privileged and confidential; for settlement purposes only

26

Cheswick

565 MW Coal-Fired Baseload in Pennsylvania

Confidential & Proprietary


151 Porter Street
Springdale, PA 15144


Cheswick
Pittsburgh
Harrisburg
New York
Trenton
Philadelphia
Baltimore
Washington DC
Duquesne Light Co.
PJM (RTO)

Facility Overview	
Location	Springdale, PA
Property Size	82 acres
Plant Capacity	565 MW
	Unit 1
Status	■ Operational
COD	■ Jun 1970
ICAP Rating (MW) Summer	■ 565 ■ 565
Heat Rate (Btu/kWh)[1]	■ 10,268
2015 / 2016 Capacity Factor	■ 39.2% / 39.3%
Technology	■ ST / Subcritical
Equipment	■ CE (boiler) / GE G2 (turbine)
Fuel Type	■ Bituminous Coal
Fuel Delivery	■ Barge
Region	■ PJM (RTO)
Electric Interconnection	■ Duquesne Light Co. (138 kV)
Gas Interconnection	■ N/A
Water Supply / Discharge	■ Allegheny River
Employees[2]	■ 83
SO_2	■ FGD
NO_x	■ AOFA, LNB, SCR
Mercury	■ FGD, ESP
Particulate	■ ESP

[1] Heat rate at full load.
[2] Headcount as of 15-Mar-2017.

Rest of GenOn Asset Detail

Privileged and confidential; for settlement purposes only

27

Choctaw

800 MW Combined Cycle in Mississippi

GenOn

Confidential & Proprietary





Nashville
Memphis
Little Rock
Atlanta
Birmingham
Choctaw
Jackson
Montgomery
Tennessee Valley Authority
MISO-South

Facility Overview				
Location	French Camp, MS			
Capacity	800 MW			
Land	212 acres			
Market	TVA			
Interconnection	TVA (500 kV, 230kV, 115 kV)			
	CT1[1]	CT2	CT3	ST4
Status	▪ Outage	▪ Operating	▪ Operating	▪ Operating
COD	▪ 2003	▪ 2003	▪ 2003	▪ 2003
ICAP (MW)	▪ 165	▪ 165	▪ 165	▪ 305
Summer '15 UCAP (MW)	▪ 0	▪ 158	▪ 158	▪ 202
Technology	▪ GE 7FB	▪ GE 7FB	▪ GE 7FB	▪ GE
Interconnection	▪ 500 kV	▪ 500 kV	▪ 500 kV	▪ 500 kV
Fuel	▪ Gas	▪ Gas	▪ Gas	▪ Steam
Fuel Delivery	TETCO East LA			
Employees[2]	22			

[1] CT1 will be restored and return to service by the end of 2017.
[2] Headcount as of 15-Mar-2017.

Rest of GenOn Asset Detail

Privileged and confidential; for settlement purposes only

28

GenOn
Confidential & Proprietary

Ellwood

54 MW Natural Gas Combustion Turbine in California


30 Las Armas Road,
Goleta, CA 93117


Salt Lake City
Sacramento
San Francisco
Fresno
Las Vegas
Ellwood
Los Angeles
Phoenix
San Diego
Tijuana
Tucson
Southern California Edison
SoCal Gas
CAISO (SP-15)

Facility Overview	
Location	Goleta, CA
Property Size	2 acres
Plant Capacity	54 MW
	Unit 1
Status	Operational
COD	1973
ICAP Rating (MW)	54
2016 Heat Rate (Btu/kWh)	14,254
2015 / 2016 Capacity Factor	1.4% / 0.8%
Equipment	2 Pratt & Whitney FT4C-1
Fuel Type	Natural Gas
Fuel Delivery	SoCal Gas
Region	CAISO
Electric Interconnection	Southern California Edison (16 kV)
Gas Interconnection	SoCal Gas
Water Supply / Discharge	Supply: Tanker truck from Mandalay; Discharge: Stacks
Employees[1]	–
Environmental Controls	Water injection

[1] *Operated by Mandalay staff.*

Rest of GenOn Asset Detail
Privileged and confidential; for settlement purposes only
29

Etiwanda

640 MW of Natural Gas Steam Turbines in California

GenOn

Confidential & Proprietary


8996 Etiwanda Avenue,
Rancho Cucamonga, CA 91739


Salt Lake City
Sacramento
San Francisco
Fresno
Las Vegas
Los Angeles
Etiwanda
Phoenix
San Diego
Tijuana
Tucson
Southern California Edison
SoCal Gas
CAISO (SP-15)

Facility Overview		
Location	Rancho Cucamonga, CA	
Property Size	35 acres	
Plant Capacity	640 MW	
	Unit 3	**Unit 4**
Status	Operational	Operational
COD	1963	1963
ICAP Rating (MW)	320	320
2016 Heat Rate (Btu/kWh)	11,692	12,981
2015 / 2016 Capacity Factor	3.2% / 2.9%	1.7% / 2.7%
Equipment	GE Steam Turbine	GE Steam Turbine
Fuel Type	Natural Gas	
Fuel Delivery	SoCal Gas	
Region	CAISO	
Electric Interconnection	Southern California Edison (66 kV)	
Gas Interconnection	SoCal Gas	
Water Supply / Discharge	IEUA	
Employees[1]	34	
Environmental Controls	SCR	

[1] Headcount as of 15-Mar-2017.

Rest of GenOn Asset Detail

Privileged and confidential; for settlement purposes only

30

Hunterstown CCGT 810 MW Combined Cycle in Pennsylvania Confidential & Proprietary 1731 Hunterstown Road Gettysburg, PA 17325 3 x 1 CCGT Units 101, 201, 301, 401 ¹ CCGT 3 x 1 operations without duct firing. CTs modeled gas only. ² Headcount as of 15-Mar-2017. Rest of GenOn Asset Detail 31 Privileged and confidential; for settlement purposes only Metropolitan Edison Co.PJM (MAAC) Status Operational COD Jul 2003 ICAP Rating (MW) Summer Winter 810 758 810 Heat Rate (Btu/kWh)1 7,103 (3 x 1) 2015 / 2016 Capacity Factor 71.8% / 64.3% Equipment 3 - GE 7FB.04 CTs 1 - GE D11 ST Fuel Type Natural Gas, Waste Heat Fuel Delivery TETCO (Zone 3) Region PJM (MAAC) Electric Interconnection Metropolitan Edison Co. (FirstEnergy Corp.) CCGT at 500 kV, CTs at 115 kV Gas Interconnection 30,096 ft. long lateral connected to TETCO (Zone 3) Firm gas delivery contract through Oct-2022 with ROFR Water Supply / Discharge Supply: Well / Discharge: Local Municipal Employees2 30 Environmental Controls SCR Facility Overview Location Gettysburg, PA Property Size 307 acres Plant Capacity 810 MW

Mandalay

560 MW of Natural Gas Steam Turbines in California

Confidential & Proprietary


393 North Harbor Blvd.,
Oxnard, CA 93035


Salt Lake City
Sacramento
San Francisco
Fresno
Las Vegas
Mandalay
Los Angeles
Phoenix
San Diego
Tijuana
Tucson
Southern California Edison
SoCal Gas
CAISO (SP-15)

Facility Overview			
Location	Oxnard, CA		
Property Size	36 acres		
Plant Capacity	560 MW		
	Unit 1	Unit 2	Unit 3 (CT)
Status	Operational	Operational	Operational
COD	1956	1959	1970
ICAP Rating (MW)	215	215	130
2016 Heat Rate (Btu / kWh)	10,728	10,637	30,421
2015 / 2016 Capacity Factor	6.6% / 4.1%		0.4% / 0.2%
Equipment	GE Steam Turbine	GE Steam Turbine	8 Pratt & Whitney GG4A-7
Fuel Type	Natural Gas		
Fuel Delivery	SoCal Gas		
Region	CAISO		
Electric Interconnection	Southern California Edison (66 kV)		
Gas Interconnection	SoCal Gas		
Water Supply / Discharge	Pacific Ocean		
Employees[1]	18		
Environmental Controls	SCR / GRF / OFA		

[1] Headcount as of 15-Mar-2017.

Rest of GenOn Asset Detail

Privileged and confidential; for settlement purposes only

32

New Castle

325 MW Natural Gas-Fired[1] Baseload & 3 MW Oil-Fired Peaker in Pennsylvania

GenOn

Confidential & Proprietary


State Route 168 South
West Pittsburg, PA 16160
P.O. Box 325


New Castle
Pittsburgh
Harrisburg
New York
Trenton
Philadelphia
Baltimore
Washington DC
Duquesne Light Co.
Tennessee Gas Pipeline
PJM (ATSI)

Facility Overview				
Location	West Pittsburg, PA			
Property Size	260 acres			
Plant Capacity	328 MW			
	Unit 3	Unit 4	Unit 5	IC-A
Status[1]	▪ Operational	▪ Operational	▪ Operational	▪ Operational
COD	▪ Sep 1952	▪ Aug 1958	▪ Jun 1964	▪ Dec 1968
ICAP Rating (MW) Summer	▪ 93 ▪ 91	▪ 92 ▪ 90	▪ 140 ▪ 129	▪ 3 ▪ 3
Heat Rate (Btu/kWh)[2]	▪ 10,812	▪ 11,072	▪ 10,806	▪ 10,000
2015 / 2016 Capacity Factor	11.1% / 29.2% (operation on coal)			0.0% / 0.2%
Technology	Gas Steam (ST / Subcritical)			IC
Equipment	B&W / Westinghouse (boilers / turbines)			GM EMD
Fuel Type	Natural Gas			Distillate Fuel Oil
Fuel Delivery	Interstate Pipeline			Truck
Region	PJM (ATSI)			
Electric Interconnection	Duquesne Light Co. (Units 3 & 4: 69 kV, Unit 5: 138 kV)			
Gas Interconnection	Tennessee Gas Pipeline			
Water Supply / Discharge	Beaver River			
Employees[3]	42			
Environmental Controls	LNB, OFA, SNCR, ESP			

[1] ST/Subcritical Units 3, 4, 5 ran on Bituminous Coal until Natural Gas capabilities were added in Summer 2016. Coal ST Units 1 & 2 retired.
[2] Heat rate at full load.
[3] Headcount as of 15-Mar-2017.

Rest of GenOn Asset Detail

Privileged and confidential; for settlement purposes only

33

Niles

25 MW Oil-Fired Peaker in Ohio

Confidential & Proprietary


1047 Belmont Avenue
Niles, OH 44446


Cleveland
Niles
Pittsburgh
Columbus
Dayton
Cleveland Electric Illuminating Co.
PJM (ATSI)

Facility Overview	
Location	Niles, OH
Property Size	130 acres
Plant Capacity	25 MW
	CT-A/GT-1
Status[1]	Operational
COD	Jul 1972
ICAP Rating (MW) Summer	24.6 25
Heat Rate (Btu/kWh)[2]	16,552
2015 / 2016 Capacity Factor	0.0% / 0.0%
Technology	Simple Cycle CT
Equipment	Westinghouse W-251-B
Fuel Type	Distillate Fuel Oil
Fuel Delivery	Truck
Region	PJM (ATSI)
Electric Interconnection	Ohio Edison Co. (FirstEnergy Corp.) (138 kV)
Gas Interconnection	N/A
Water Supply / Discharge	N/A
Employees[3]	1
Environmental Controls	N/A

[1] Coal Units 1 & 2 (ST / Subcritical) deactivated in Oct / Jun 2012.
[2] Heat rate at full load.
[3] Headcount as of 15-Mar-2017.

Rest of GenOn Asset Detail

Privileged and confidential; for settlement purposes only

34

Ormond Beach 1,516 MW of Natural Gas Combustion Turbines in California Confidential & Proprietary Unit 1 Unit 2 6635 Edison Drive, Oxnard, CA 93033 ¹ Headcount as of 15-Mar-2017. Rest of GenOn Asset Detail 35 Privileged and confidential; for settlement purposes only Southern California EdisonSoCal GasCAISO (SP-15) Status OperationalOperational COD 19711973 ICAP Rating (MW) 741775 2016 Heat Rate (Btu/kWh) 13,59013,186 2015 / 2016 Capacity Factor 3.0% / 0.8% Equipment GE TurbineGE Turbine FW BoilerFW Boiler Fuel Type Natural Gas Fuel Delivery SoCal Gas Region CAISO Electric Interconnection Southern California Edison (66 kV) Gas Interconnection SoCal Gas Water Supply / Discharge Pacific Ocean Employees¹ 42 Environmental Controls SCR Facility Overview Location Oxnard, CA Property Size 691 acres Plant Capacity 1,516 MW

Confidential & Proprietary 36 Privileged and confidential; for settlement purposes only Appendix III: Rest of GAG Asset Detail Appendix II: Rest of GenOn Asset Detail Appendix I: Additional Information Transaction Proposal Company Overview

Bowline

1,142 MW Oil / Natural Gas-Fired Steam Turbine in New York

Confidential & Proprietary


140 Samsondale Avenue
West Haverstraw, NY 10993


Montpelier
Concord
Buffalo
Albany
Hartford
Bowline
New York
Harrisburg
Trenton
Orange and Rockland Utilities, Inc.
NYISO (Zone G – Hudson Valley)

Facility Overview		
Location	West Haverstraw, NY	
Property Size	257 acres	
Plant Capacity	1,142 MW	
	Unit 1	**Unit 2**
Status	Operational	Operational
COD	Sep 1972	May 1974
Net Capacity (MW)[1] Summer 2016 Winter 2015/2016	575 567.1 576.1	567 569 561.3
Heat Rate (Btu/kWh)[2]	10,078	10,191
2015 / 2016 Capacity Factor	26.3% / 16.7%	3.5% / 11.2%
Technology	ST / subcritical	ST / subcritical
Equipment	CE boiler / GE turbine	B&W boiler / GE turbine
Fuel Type	Dual Fuel (Natural Gas, Residual FO)	
Region	NYISO (Zone G - Hudson Valley)	
Electric Interconnection	Orange and Rockland Utilities, Inc. (345 kV)	
Gas Interconnection	Millenium / O&R	
Water Supply / Discharge	Hudson River	
Employees[3]	55	
Environmental Controls	LNB	LNB, FGR, OFA

[1] Winter 2016/2017 DMNC: 574.6 MW (Unit 1), 560 MW (Unit 2). Currently limited to NYISO CRIS Summer Cap of 577.7 MW (Unit 1) and 557.4 MW (Unit 2) per NYISO's 2016 Load & Capacity Data Report ("Gold Book"). GenOn Energy Management, LLC's request to increase Unit 2 CRIS Rights by 10 MW (567.4 MW) has been approved.
[2] Heat rate at full load.
[3] Headcount as of 15-Mar-2017.

Rest of GAG Asset Detail

Privileged and confidential; for settlement purposes only

37

Canal

559 MW Oil-Fired Steam Turbine & 553 MW Oil / Natural Gas-Fired Steam Turbine in Massachusetts

GenOn

Confidential & Proprietary


9 Freezer Road
Sandwich, MA 02563


Concord
Boston
Springfield
Providence
Hartford
Canal
New York
Eversource
Algonquin Gas Transmission
ISO-NE (SENE Capacity Zone)

Facility Overview		
Location	Sandwich, MA	
Property Size	133 acres	
Plant Capacity	1,112 MW	
	Unit 1	**Unit 2**
Status	Operational	Operational
COD	1968	1976
ICAP Rating (MW)[1] Summer Winter	559 560 567	553 553 562
Heat Rate (Btu/kWh)[2]	8,891	10,429 (oil) 9,789 (gas)
2015 / 2016 Capacity Factor	2.8% / 0.2%	2.5% / 0.9%
Technology	ST	ST
Equipment	B&W / Westinghouse (boiler / turbine)	B&W / Westinghouse (boiler / turbine)
Fuel Type	Residual Fuel Oil	Dual Fuel (Residual FO, Natural Gas)
Fuel Delivery	Barge	Barge / Algonquin
Region	ISO-NE (SENE capacity zone)	
Electric Interconnection	Eversource (f/k/a NSTAR Electric Co.) (345 kV)	
Gas Interconnection	Algonquin Gas Transmission (Spectra Energy)	
Water Supply / Discharge	Municipal & Groundwater / Wastewater Treatment Plant	
Employees[3]	55	
Environmental Controls	FGR, OFA, SCR, ESP	FGR, LNB, OFA, SNCR, ESP

[1] Unit 2 output on natural gas limited to ~341 MW.
[2] Heat rate at full load.
[3] Headcount as of 15-Mar-2017.

Rest of GAG Asset Detail

Privileged and confidential; for settlement purposes only

38

Martha's Vineyard

14 MW of Oil-Fired Peakers in Massachusetts

GenOn

Confidential & Proprietary


208 Edgartown Road
Oak Bluffs, MA 02598


Concord
Boston
Providence
Springfield
Hartford
Martha's Vineyard
New York
Eversource
ISO-NE (SENE Capacity Zone)

Facility Overview		
Location	West Tisbury & Oak Bluffs, Martha's Vineyard, MA	
Property Size	~4 leased acres (WT) / 10,000 sq. ft. (OB)	
Plant Capacity	14 MW	
	West Tisbury Units	**Oak Bluffs Units**
Status[1]	■ Operational	■ Operational
COD	■ Jan 1975 (Units 1-2)	■ Jan 1969 (Units 1-2) ■ Jan 1972 (Unit 3)
Capacity (MW)	■ 2.8 / 2.8	■ 2.8 / 2.8 / 2.8
2016 Heat Rate (Btu/kWh)	■ 9,868	■ 10,266
2015 / 2016 Capacity Factor	■ 0.1% / 0.5%	■ 0.1% / 0.4%
Technology	■ IC	■ IC
Equipment	■ Two (2) electric diesel generating units ■ GM EMD 20-645E4	■ Three (3) electric diesel generating units ■ GM EMD 20-645E4
Fuel Type	Distillate Fuel Oil	
Region	ISO-NE (SENE capacity zone)	
Electric Interconnection	Eversource (f/k/a NSTAR Electric Co.) (25 kV)	
Water Supply / Discharge	Town	
Employees[2]	–	
Environmental Controls	CO Catalyst	

[1] The five units are currently subject to the Third Reliability Agreement dated 31-May-2011 between NRG Canal, LLC and Eversource (f/k/a NSTAR Electric Co.). The initial term has been extended to 31-May-2022.
[2] Supported by 1 on-site contract worker and NRG Canal, LLC plant staff.

Rest of GAG Asset Detail

Privileged and confidential; for settlement purposes only

39